UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2008

GALAXY NUTRITIONAL FOODS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15345	25-1391475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5955 T.G. Lee Blvd, Suite 201
Orlando, Florida 32822
(Address of Principal Executive Offices) (Zip Code)
(407) 855-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.                                Financial Information.

 Item 2.02.                           Results of Operations and Financial Condition
The following information is being furnished under Item 2.02, “Results of Operations and Financial Condition.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  This information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference therein.

On November 14, 2008, Galaxy Nutritional Foods, Inc. issued a press release disclosing the financial results for its second quarter ended September 30, 2008.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item by reference.

 Section 9.                           Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

99.1	Financial Results Press Release issued by the Company on November 14, 2008 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2008                                                                 Galaxy Nutritional Foods, Inc.

By:              /s/ Salvatore J. Furnari
Salvatore J. Furnari
Chief Financial Officer